FILED PURSUANT TO RULE 497(e)
REGISTRATION FILE NO. 33-34080


                                                                 October 1, 1999

                                    ISG FUNDS
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999


          First American Corporation, the ultimate parent of First American National Bank (the "Adviser"), the Funds' investment adviser, has announced that it will merge with and into AmSouth Bancorp effective on or about October 1, 1999.

          As a result of regulatory requirements, the Board of Directors approved, subject to shareholder approval, a new investment advisory agreement with the Adviser and new sub-investment advisory agreements between the Adviser and the relevant Funds' sub-investment advisers effective as of the date of the merger. The contractual rate chargeable to the Funds for investment advisory services will remain the same.

          A special meeting of shareholders to consider the new agreements is scheduled to be held in the first quarter of 2000. Proxy materials are expected to be mailed in January 2000.